UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2004

CAESARS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14573	88-0400631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway

Las Vegas, Nevada 89109

(Address of principal executive offices, including zip code)

(702) 699-5000

(Registrant’s telephone number, including area code)

Item 5.           Other Events and Required FD Disclosure

On May 11, 2004, Caesars Entertainment, Inc. issued a press release announcing (a) the resignation of Harry C. Hagerty, III as Executive Vice President and Chief Financial Officer and (b) that Wesley D. Allison, Senior Vice President and Controller, has been appointed as interim Chief Financial Officer.

Item 7.           Financial Statements and Exhibits

(c)                                  Exhibits

99.1                           Press Release issued by Caesars Entertainment, Inc., dated May 11, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

	By:	/s/ WESLEY D. ALLISON
	Name:	Wesley D. Allison
	Title:	Senior Vice President, Controller and Interim Chief Financial Officer

Dated: May 13, 2004